BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

New Issue Computational Materials

$198,481,100 (approximate +/-10%)

Asset-Backed Certificates,
Series 2004-SD4

Bear Stearns Asset-Backed Securities I LLC
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of October 1, 2004

November 15, 2004

BEAR
STEARNS

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

Certificate Information to 20% Optional Clean-Up Call

--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
           Certificate         Ratings            CE             Pass-Through          Window       WAL       Certificate
 Class       Size (1)        Moody's/S&P      Levels (1)             Rate              (mos)       (yrs)         Type
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  A-1       $161,318,700       Aaa/AAA          20.76% (2)       LIBOR (3)(4)           1-53       1.877     Super Senior
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  A-2        $17,924,400       Aaa/AAA          11.95% (2)       LIBOR (3)(4)           1-53       1.877        Senior
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  M-1         $7,736,000       Aa2/AA            8.15% (2)       LIBOR (3)(5)          39-53       3.812      Subordinate
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
  M-2         $6,311,000        A2/A             5.05% (2)       LIBOR (3)(5)          38-53       3.751      Subordinate
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
   B          $5,191,000      Baa2/BBB           2.50% (2)       LIBOR (3)(5)          37-53       3.714      Subordinate
--------- --------------- ------------------ -------------- ----------------------- ------------- -------- ------------------
NOTES:	- Prepayment Pricing Speed Assumption is 30% CPR - Certificates will be priced to a 20% clean-up call - Certificates are subject to a variance of +/- 10%

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 2.50% as of the Cut-Off Date. Beginning on the distribution date in December 2004, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 4.00% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3)	The Pass-Through Rates for the Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11.5% and b) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans.

(4)	On the first distribution date after the first possible optional clean-up call, the margin for the Class A Certificates will increase to 2 times its original value.

(5)	On the first distribution date after the first possible optional clean-up call, the margin for the Class M and Class B Certificates will increase to 1.5 times its original value.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

THE COLLATERAL

-	Conventional, one- to four-family, hybrid and adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

-	The mortgage loans are serviced by EMC Mortgage Corp (approximately 77%) and Wells Fargo Home Mortgage, Inc. (approximately 23%).

-	As of the Cut-Off Date, no more than approximately 8% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

-	As of the Cut-Off Date, no more than 32% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

-	The mortgage loans were originated by approximately 39 originators with approximately 24% originated by Wells Fargo, 24% originated by Greenpoint, 15% originated by Washington Mutual and 12% Originated by Weichert. No other originator contributed more than 5%.

-	The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

-	The mortgage loans originated by GreenPoint are generally loans that did not meet investor guidelines (approximately 26%) and loans with a delinquency history (approximately 74%).

-	The mortgage loans originated by Washington Mutual are generally seasoned loans with a delinquency history.

-	The mortgage loans originated by Weichert are generally loans that fall outside of their standard underwriting guidelines.

-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt “A” underwriting guidelines.

--------- --------- ------------ ------- --------- ------- --------- --------- -------- -------- ---------- -------
                                                                                                             Mos
  Loan     % of      Principal   Gross      Net     WAM     Gross     Net      Initial  Period      Max      to
 Types     Pool       Balance      WAC      WAC    (mos.    Margin   Margin      CAP      CAP       Rate     Roll
--------- --------- ------------ ------- --------- ------- --------- --------- -------- -------- ---------- -------
   ARM      7.87%    $16,011,326  3.800%    3.290%   347    2.100%    1.492%    1.036%   1.004%    11.277%    4
--------- --------- ------------ ------- --------- ------- --------- --------- -------- -------- ---------- -------
  Hybrid   78.24%   $159,265,593  5.732%    5.295%   344    3.355%    2.918%    2.422%   1.770%    11.139%    39
--------- --------- ------------ ------- --------- ------- --------- --------- -------- -------- ---------- -------
  NegAm
  ARM       5.92%    $12,056,691  4.292%    3.782%   298    2.622%    2.112%    2.000%   2.000%    10.989%    1
--------- --------- ------------ ------- --------- ------- --------- --------- -------- -------- ---------- -------
NegAm
Hybrid      7.98%    $16,236,792  5.707%    5.197%   315    2.752%    2.242%    1.849%   2.000%    11.540%    14
--------- --------- ------------ ------- --------- ------- --------- --------- -------- -------- ---------- -------
 Totals:   100.00%  $203,570,402  5.493%    5.040%   339    3.169%    2.704%    2.273%   1.701%    11.173%    32
--------- --------- ------------ ------- --------- ------- --------- --------- -------- -------- ---------- -------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

All collateral information provided herein has been calculated using information as of
October 1, 2004 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

Summary of Terms

Depositor:	Bear Stearns Asset Backed Securities I LLC

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank, N.A.

Servicers:	EMC Mortgage Corp (approximately 77%) and Wells Fargo Home Mortgage, Inc. (approximately 23%).

Sole Manager:	Bear, Stearns & Co. Inc.

Trustee:	JPMorgan Chase Bank

Rating Agencies:	Moody's Investors Service and Standard & Poor's Ratings Group.

Cut-off Date:	October 1, 2004

Settlement Date:	On or about November [18], 2004

Distribution Date:	25th day of each month (or the next business day), commencing November, 2004

Optional Call:	20% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Class A Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA Eligibility:	None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer's obligation.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.01%).

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The "accrual period" for the Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.

The trustee will calculate interest on the Certificates on an actual/360 basis.

Principal Payments:	The Class M and B Certificates will not receive any principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

Credit Enhancement:	Subordination: Initially, [20.76]% for the Class A-1 Certificates, [11.95]% for the Class A-2 Certificates, [8.15]% for the Class M-1 Certificates, [5.05]% for the Class M-2 Certificates and [2.50]% for the Class B Certificates.

• Overcollateralization ("OC") Initial (% Orig.) OC Target (% Orig.) Stepdown (% Current) OC Floor (% Orig.)	[2.50]% [4.00]% [8.00]% 0.50%

•	Excess spread, which will initially be equal to approximately [248] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the December 2004 Distribution Date.

Interest Distribution Amount:	For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate (as reduced by the interest rate cap) on the Certificate Principal Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

Principal Distribution Amount:	With respect to any distribution date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any distribution date, the excess of (i) the Principal Remittance Amount for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) available funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Interest Carry Forward Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

Basis Risk Carry Forward Amount:	For any distribution date for the Offered Certificates, the sum of (i) if on such distribution date the Pass-Through Rate for the related Certificates is based on the Net Rate Cap, the excess of (a) the Interest Distribution Amount that would have been payable had the Pass-Through Rate for the related Certificates been calculated at the lesser of 11.5% and the LIBOR-based rate over (b) interest calculated at the Net Rate Cap plus any amounts paid under the Yield Maintenance Agreement plus (ii) any such amounts remaining unpaid from prior distribution dates.

Stepdown Date:	The earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in October 2007 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [26.90]%.

Trigger Event:	If either the Delinquency Test or the Cumulative Loss Test is violated.

Delinquency Test:	A 'Trigger Event,' with respect to each Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 33% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount as a percentage of the aggregate Stated Principal Balance of the mortgage loans.

Cumulative Loss Test:	The Cumulative Loss Test is violated on any Distribution Date if the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring in	Percentage

October 2007 through September 2008 October 2008 through September 2009 October 2009 through September 2010 October 2010 and thereafter	[2.75]% [4.25]% [5.25]% [5.50]%

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority:

Interest Distributions:

1)	To the holders of the Class A Certificates, the Interest Distribution Amount and Interest Carry Forward Amount;

2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, the Interest Distribution Amount for each such class;

Principal Distributions: Prior to the Stepdown Date or on which a Trigger Event is in effect
1)	To the holders of the Class A Certificates, to the Class A-1 and Class A-2 Certificates on a pro-rata basis, until the Certificate Principal Balance of each such class has been reduced to zero;

2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, any remaining Principal Distribution Amount, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect
1)	To the holders of the Class A Certificates, the Class A Distribution Amount, to the Class A-1 and Class A-2 Certificates on a pro-rata basis, until the Certificate Principal Balance of each such class has been reduced to zero;

2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

4)	To the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Net Monthly Excess Cashflow:

1)	Payment to the holders of the class or classes of offered certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;

2)	Payment of Interest Carry Forward Amounts and any Basis Risk Carry Forward Amount to the holders of the Class A Certificates to the extent not previously reimbursed.

3)	Payment of Interest Carry Forward Amounts to the holders of the Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates, in that order, to the extent not previously reimbursed;

4)	Payment of any allocated realized loss amount to the holders of the Class A-2 Certificates;

5)	Payment of any allocated realized loss amount to the holders of the Class M-1 Certificates;

6)	Payment of any allocated realized loss amount to the holders of the Class M-2 Certificates;

7)	Payment of any allocated realized loss amount to the holders of the Class B Certificates;

8)	Payment of the Basis Risk Carry Forward Amount, if any, due to each such class in the following manner and order of priority: first, to the holders of the Class M-1 Certificates, second, to the holders of the Class M-2 Certificates and third, to the holders of the Class B Certificates; and

9)	To the holders of the Class B-IO Certificates and the Class R Certificates, as provided in the pooling and servicing agreement.

Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) [73.10]% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) [80.70]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) [86.90]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class B Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) [92.00]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Target Amount:	With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 4.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 8.00% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $1,017,852 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. As of October 1, 2004, the OC Target Amount would have been approximately $8.143 million.

Overcollateralized Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates as of such distribution date.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-2 Certificates , fifth, to the Class M-1 Certificates, and sixth to the Class A-2 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A-1 Certificates.

Once Realized Losses have been allocated to the Class B, Class M or Class A-2 Certificates, such amounts with respect to such certificates will no longer accrue interest.

Allocated Realized Loss Amount:	With respect to the Class A-2, Class M-1, Class M-2 or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

Interest Carry Forward Amount:	The Interest Carry Forward Amount is the amount of interest that was due, but remains unpaid from prior distribution dates.

Yield Maintenance Agreement:	The issuer may benefit from payments from the Yield Maintenance Provider pursuant to five separate Yield Maintenance Agreements purchased with respect to the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates, which is intended to partially mitigate the interest rate risk that could result from the difference between the LIBOR-based Rate on the floating rate Certificates and the Net Rate Cap.

On each Distribution Date, payments under each Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the Certificate Principal Balance of the related class of certificates as of such Distribution Date and (b) the Notional Balance schedule as shown herein. The Cap Rate will be 11.5% per annum. It is anticipated that the Yield Maintenance Agreements will include the following terms:

Class A-1 : Strike Rate 4.73% Months 1-35; Strike Rate 5.73% Months 36-83

Class A-2 : Strike Rate 4.63% Months 1-35; Strike Rate 5.63% Months 36-83

Class M-1: Strike Rate 4.46% Months 1-35; Strike Rate 5.46% Months 36-83

Class M-2: Strike Rate 3.91% Months 1-35; Strike Rate 4.91% Months 36-83

Class B : Strike Rate 3.16% Months 1-35; Strike Rate 4.16% Months 36-83

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF OCTOBER 1, 2004

----------------------------------------------------
Loan Characteristic                Total Pool
----------------------------------------------------
 Expected Pool Balance              $203,570,401.97
 Average Balance                        $184,393.48
 % Conforming Balances                       62.78%
----------------------------------------------------
 WA Gross WAC                                5.493%
 Range of Gross WAC                2.000% - 10.990%
 WA Net WAC (%)                              5.040%
 WAM (mos)                                      339
 WA Age (mos)                                    24
 WA Orig. Term (mos)                            364
----------------------------------------------------
Fixed Rate Balloon                            0.00%
Fixed Rate Fully Amortizing                   0.00%
----------------------------------------------------
 First Lien / Second Lien          100.00% /  0.00%
----------------------------------------------------
Current Balance
---------------
$0 - $49,999                                  2.36%
$50,000 - $99,999                             6.81%
$100,000 - $149,999                          11.83%
$150,000 - $199,999                          13.02%
$200,000 - $249,999                          11.89%
$250,000 - $299,999                          10.11%
$300,000 - $349,999                           8.69%
$350,000 - $399,999                           7.65%
$400,000 - $449,999                           4.87%
$450,000 - $499,999                           5.16%
$500,000 - $549,999                           2.31%
$550,000 - $599,999                           2.80%
$600,000 - $649,999                           3.07%
$650,000 - $799,999                           3.56%
$800,000 or above                             5.85%
----------------------------------------------------
Interest Rate
-------------
Up to 5.999%                                 68.98%
6.000% - 6.999%                              14.23%
7.000% - 7.999%                               9.91%
8.000% - 8.999%                               3.76%
9.000% - 9.999%                               2.38%
10.000% - 10.999%                             0.73%
-------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF OCTOBER 1, 2004

---------------------------------------------------
Loan Characteristic               Total Pool
---------------------------------------------------
Age (Months)
------------
0 - 12                                      59.01%
13 - 24                                     20.29%
25 - 36                                      4.82%
37 - 48                                      3.73%
49 - 60                                      2.37%
61 - 72                                      2.19%
73 - 84                                      1.42%
85 - 96                                      1.26%
97 and Greater                               4.91%
Original Term
-------------
1-15 Years                                   0.51%
16-30 Years                                 95.17%
31+ Years                                    4.32%
---------------------------------------------------
Credit Score
------------
Weighted Average                               642
Not Available                                0.34%
Up to 549                                   19.77%
550 to 599                                  14.79%
600 to 649                                  15.53%
650 to 699                                  18.99%
700 to 749                                  16.96%
750 to 799                                  13.31%
800 and above                                0.32%
---------------------------------------------------
---------------------------------------------------
 Current CLTV
 ------------
 Weighted Average                           75.14%
 % LTV's > 80%                              25.85%
 % of LTV's > 80% with MI                   15.92%
Insurance
---------------------------------------------------
Original CLTV
-------------
Weighted Average                            77.19%
Up to 10.00%                                  ---%
10.01 - 20.00%                                ---%
20.01% - 30.00%                              0.33%
30.01% - 40.00%                              0.80%
40.01% - 50.00%                              2.24%
50.01% - 60.00%                              7.02%
60.01% - 70.00%                             12.58%
70.01% - 80.00%                             49.75%
80.01% - 90.00%                             15.70%
90.01% - 100.00%                            11.47%
100.01% and above                            0.12%
---------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF OCTOBER 1, 2004.

--------------------------------------------------
Loan Characteristic              Total Pool
--------------------------------------------------
Occupancy Status
----------------
 Owner Occupied                            89.60%
 Investor Property                          7.05%
 Second Home                                3.35%
--------------------------------------------------
Loan Purpose
------------
 Purchase Money                            51.81%
 Cash-Out Refi                             25.68%
 Rate/Term Refi                            22.51%
--------------------------------------------------
Insurance
---------
 Conventional w/MI                         16.89%
 Conventional w/o MI                       83.11%
--------------------------------------------------
Geographic Concentration
-------------------------
(> 5%)
------
California                                 29.57%
New Jersey                                  8.03%
Virginia                                    6.20%
--------------------------------------------------
Property Type
-------------
 Single Family Detached                    66.67%
 Planned Unit Development                  14.06%
 Condominium                                9.03%
 2-4 Family                                 5.76%
 Mobile/Manufactured                        1.48%
 Townhouse                                  0.49%
 CO-OP                                      0.27%
 Other                                      2.24%
--------------------------------------------------
Loan Type
---------
1 MO LIBOR                                  0.22%
1 YR LIBOR                                  9.95%
1 YR CMT                                   42.36%
3 YR CMT                                    0.36%
6 MO LIBOR                                 43.01%
6 MO CMT                                    0.04%
COFI                                        3.66%
NATL AVG                                    0.39%
--------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

Available Funds Cap Schedule

------------------------------------------------------------------------------------------------------
                            Effective       Effective        Effective       Effective       Effective
                            Coupon          Coupon           Coupon          Coupon          Coupon
            Distribution    Class A-1       Class A-2        Class M-1       Class M-2       Class B
Period      Date            (%)             (%)              (%)             (%)             (%)
------------------------------------------------------------------------------------------------------
     1       25-Nov-04        2.55             2.65            2.75             3.3              4.6
     2       25-Dec-04        11.5             11.5            11.5            11.5             11.5
     3       25-Jan-05        11.5             11.5            11.5            11.5             11.5
     4       25-Feb-05        11.5             11.5            11.5            11.5             11.5
     5       25-Mar-05        11.5             11.5            11.5            11.5             11.5
     6       25-Apr-05        11.5             11.5            11.5            11.5             11.5
     7       25-May-05        11.5             11.5            11.5            11.5             11.5
     8       25-Jun-05        11.5             11.5            11.5            11.5             11.5
     9       25-Jul-05        11.5             11.5            11.5            11.5             11.5
    10       25-Aug-05        11.5             11.5            11.5            11.5             11.5
    11       25-Sep-05        11.5             11.5            11.5            11.5             11.5
    12       25-Oct-05        11.5             11.5            11.5            11.5             11.5
    13       25-Nov-05        11.5             11.5            11.5            11.5             11.5
    14       25-Dec-05        11.5             11.5            11.5            11.5             11.5
    15       25-Jan-06        11.5             11.5            11.5            11.5             11.5
    16       25-Feb-06        11.5             11.5            11.5            11.5             11.5
    17       25-Mar-06        11.5             11.5            11.5            11.5             11.5
    18       25-Apr-06        11.5             11.5            11.5            11.5             11.5
    19       25-May-06        11.5             11.5            11.5            11.5             11.5
    20       25-Jun-06        11.5             11.5            11.5            11.5             11.5
    21       25-Jul-06        11.5             11.5            11.5            11.5             11.5
    22       25-Aug-06        11.5             11.5            11.5            11.5             11.5
    23       25-Sep-06        11.5             11.5            11.5            11.5             11.5
    24       25-Oct-06        11.5             11.5            11.5            11.5             11.5
    25       25-Nov-06        11.5             11.5            11.5            11.5             11.5
    26       25-Dec-06        11.5             11.5            11.5            11.5             11.5
    27       25-Jan-07        11.5             11.5            11.5            11.5             11.5
    28       25-Feb-07        11.5             11.5            11.5            11.5             11.5
------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

Available Funds Cap Schedule

---------------------------------------------------------------------------------------------------------------
                            Effective       Effective        Effective       Effective       Effective
                            Coupon          Coupon           Coupon          Coupon          Coupon
            Distribution    Class A-1       Class A-2        Class M-1       Class M-2       Class B
Period      Date            (%)             (%)              (%)             (%)             (%)
---------------------------------------------------------------------------------------------------------------
     29       25-Mar-07        11.5           11.5            11.5            11.5             11.5
     30       25-Apr-07        11.5           11.5            11.5            11.5             11.5
     31       25-May-07        11.5           11.5            11.5            11.5             11.5
     32       25-Jun-07        11.5           11.5            11.5            11.5             11.5
     33       25-Jul-07        11.5           11.5            11.5            11.5             11.5
     34       25-Aug-07        11.5           11.5            11.5            11.5             11.5
     35       25-Sep-07        11.5           11.5            11.5            11.5             11.5
     36       25-Oct-07        11.5           11.5            11.5            11.5             11.5
     37       25-Nov-07        11.5           11.5            11.5            11.5             11.5
     38       25-Dec-07        11.5           11.5            11.5            11.5             11.5
     39       25-Jan-08        11.5           11.5            11.5            11.5             11.5
     40       25-Feb-08        11.5           11.5            11.5            11.5             11.5
     41       25-Mar-08        11.5           11.5            11.5            11.5             11.5
     42       25-Apr-08        11.5           11.5            11.5            11.5             11.5
     43       25-May-08        11.5           11.5            11.5            11.5             11.5
     44       25-Jun-08        11.5           11.5            11.5            11.5             11.5
     45       25-Jul-08        11.5           11.5            11.5            11.5             11.5
     46       25-Aug-08        11.5           11.5            11.5            11.5             11.5
     47       25-Sep-08        11.5           11.5            11.5            11.5             11.5
     48       25-Oct-08        11.5           11.5            11.5            11.5             11.5
     49       25-Nov-08        11.5           11.5            11.5            11.5             11.5
     50       25-Dec-08        11.5           11.5            11.5            11.5             11.5
     51       25-Jan-09        11.5           11.5            11.5            11.5             11.5
     52       25-Feb-09        11.5           11.5            11.5            11.5             11.5
     53       25-Mar-09        11.5           11.5            11.5            11.5             11.5
     54       25-Apr-09        11.5           11.5            11.5            11.5             11.5
---------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

Notional Balance Schedule

----------------------------------------------------------------------------------------------------
Date             Class A-1       Class A-2       Class M-1        Class M-2       Class B
----             ---------       ---------       ---------        ---------       -------
   18-Nov-04  161,502,300.00   17,944,700.00      7,736,000       6,311,000       5,496,000
   25-Nov-04  158,334,198.13   17,592,688.68      7,736,000       6,311,000       5,496,000
   25-Dec-04  154,843,200.74   17,204,800.08      7,736,000       6,311,000       5,496,000
   25-Jan-05  151,423,346.98   16,824,816.33      7,736,000       6,311,000       5,496,000
   25-Feb-05  148,060,030.33   16,451,114.48      7,736,000       6,311,000       5,496,000
   25-Mar-05  144,712,756.69   16,079,195.19      7,736,000       6,311,000       5,496,000
   25-Apr-05  141,453,386.20   15,717,042.91      7,736,000       6,311,000       5,496,000
   25-May-05  138,238,131.76   15,359,792.42      7,736,000       6,311,000       5,496,000
   25-Jun-05  135,089,199.34   15,009,911.04      7,736,000       6,311,000       5,496,000
   25-Jul-05  131,982,225.17   14,664,691.69      7,736,000       6,311,000       5,496,000
   25-Aug-05  128,953,532.95   14,328,170.33      7,736,000       6,311,000       5,496,000
   25-Sep-05  126,285,803.30   14,031,755.92      7,736,000       6,311,000       5,496,000
   25-Oct-05  110,110,042.98   12,234,449.22      7,736,000       6,311,000       5,496,000
   25-Nov-05  107,778,817.80   11,975,424.20      7,736,000       6,311,000       5,496,000
   25-Dec-05  105,487,181.28   11,720,797.92      7,736,000       6,311,000       5,496,000
   25-Jan-06  103,234,266.49   11,470,474.05      7,736,000       6,311,000       5,496,000
   25-Feb-06  101,019,641.94   11,224,404.66      7,736,000       6,311,000       5,496,000
   25-Mar-06   98,844,880.39   10,982,764.49      7,736,000       6,311,000       5,496,000
   25-Apr-06   96,707,044.43   10,745,227.16      7,736,000       6,311,000       5,496,000
   25-May-06   94,605,439.94   10,511,715.55      7,736,000       6,311,000       5,496,000
   25-Jun-06   92,539,317.56   10,282,146.40      7,736,000       6,311,000       5,496,000
   25-Jul-06   90,505,169.17   10,056,129.91      7,736,000       6,311,000       5,496,000
   25-Aug-06   88,505,644.54    9,833,960.50      7,736,000       6,311,000       5,496,000
   25-Sep-06   86,540,160.94    9,615,573.44      7,736,000       6,311,000       5,496,000
   25-Oct-06   84,608,145.34    9,400,905.04      7,736,000       6,311,000       5,496,000
   25-Nov-06   82,704,006.91    9,189,334.10      7,736,000       6,311,000       5,496,000
   25-Dec-06   80,832,369.32    8,981,374.37      7,736,000       6,311,000       5,496,000
   25-Jan-07   78,992,684.41    8,776,964.93      7,736,000       6,311,000       5,496,000
   25-Feb-07   77,184,413.22    8,576,045.91      7,736,000       6,311,000       5,496,000
   25-Mar-07   75,407,025.79    8,378,558.42      7,736,000       6,311,000       5,496,000
----------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

Notional Balance Schedule

----------------------------------------------------------------------------------------------------
Date             Class A-1       Class A-2       Class M-1        Class M-2       Class B
----             ---------       ---------       ---------        ---------       -------
    25-Apr-07   73,652,470.55    8,183,607.84     7,736,000       6,311,000        5,496,000
    25-May-07   71,927,645.34    7,991,960.59     7,736,000       6,311,000        5,496,000
    25-Jun-07   70,232,387.95    7,803,598.66     7,736,000       6,311,000        5,496,000
    25-Jul-07   68,566,198.23    7,618,466.47     7,736,000       6,311,000        5,496,000
    25-Aug-07   66,928,584.39    7,436,509.38     7,736,000       6,311,000        5,496,000
    25-Sep-07   65,319,062.90    7,257,673.66     7,736,000       6,311,000        5,496,000
    25-Oct-07   64,541,726.50    7,171,302.94     7,736,000       6,311,000        5,496,000
    25-Nov-07   34,341,850.42    3,815,761.16     3,983,664       3,249,859        2,830,173
    25-Dec-07   33,745,991.25    3,749,554.58     3,914,545       3,193,471        2,781,067
    25-Jan-08   33,160,305.28    3,684,478.36     3,846,605       3,138,046        2,732,800
    25-Feb-08   32,584,620.72    3,620,513.41     3,779,825       3,083,567        2,685,357
    25-Mar-08   32,018,768.70    3,557,640.97     3,714,186       3,030,019        2,638,724
    25-Apr-08   31,462,583.13    3,495,842.57     3,649,668       2,977,386        2,592,887
    25-May-08   30,915,900.73    3,435,100.08     3,586,253       2,925,652        2,547,834
    25-Jun-08   30,378,254.54    3,375,361.62     3,523,886       2,874,773        2,503,526
    25-Jul-08    6,304,318.61      700,479.85       731,302         596,593          519,550
    25-Aug-08    6,192,936.81      688,104.09       718,382         586,053          510,370
    25-Sep-08    6,083,479.18      675,942.13       705,684         575,695          501,350
    25-Oct-08    5,975,912.99      663,990.33       693,207         565,515          492,485
    25-Nov-08    5,870,206.02      652,245.11       680,945         555,512          483,774
    25-Dec-08    5,766,326.63      640,702.96       668,895         545,682          475,213
    25-Jan-09    5,664,243.71      629,360.41       657,053         536,021          466,800
    25-Feb-09    5,563,926.65      618,214.07       645,416         526,528          458,532
    25-Mar-09    5,465,345.37      607,260.60       633,981         517,199          450,408
    25-Apr-09    5,368,470.31      596,496.70       622,743         508,032          442,425
    25-May-09    5,273,272.39      585,919.15       611,700         499,023          434,579
    25-Jun-09    5,179,723.02      575,524.78       600,848         490,170          426,870
    25-Jul-09    5,087,794.11      565,310.46       590,185         481,470          419,294
    25-Aug-09    4,997,458.02      555,273.11       579,706         472,922          411,849
----------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD4

Notional Balance Schedule

----------------------------------------------------------------------------------------------------
Date             Class A-1       Class A-2       Class M-1        Class M-2       Class B
----             ---------       ---------       ---------        ---------       -------
  25-Sep-09    4,908,687.59      545,409.73       569,408         464,521          404,533
  25-Oct-09    4,821,456.13      535,717.35       559,289         456,266          397,344
  25-Nov-09    4,735,737.37      526,193.04       549,346         448,154          390,280
  25-Dec-09    4,651,505.50      516,833.94       539,575         440,183          383,338
  25-Jan-10    4,568,735.16      507,637.24       529,974         432,350          376,517
  25-Feb-10    4,487,401.39      498,600.15       520,539         424,654          369,814
  25-Mar-10    4,407,479.66      489,719.96       511,268         417,090          363,228
  25-Apr-10    4,328,945.88      480,993.99       502,158         409,659          356,755
  25-May-10    4,251,776.32      472,419.59       493,206         402,356          350,396
  25-Jun-10    4,175,947.70      463,994.19       484,410         395,180          344,147
  25-Jul-10    4,101,437.09      455,715.23       475,767         388,129          338,006
  25-Aug-10    4,028,221.97      447,580.22       467,274         381,200          331,972
  25-Sep-10    3,956,280.20      439,586.69       458,929         374,392          326,043
  25-Oct-10    3,885,590.02      431,732.22       450,729         367,703          320,218
  25-Nov-10    3,816,034.70      424,003.86       442,660         361,120          314,485
  25-Dec-10    3,747,691.29      416,410.14       434,732         354,653          308,853
  25-Jan-11    3,680,539.04      408,948.78       426,943         348,298          303,319
  25-Feb-11    3,614,557.56      401,617.51       419,289         342,054          297,881
  25-Mar-11    3,549,726.80      394,414.09       411,768         335,919          292,539
  25-Apr-11    3,486,027.04      387,336.34       404,379         329,891          287,289
  25-May-11    3,423,438.92      380,382.10       397,119         323,968          282,131
  25-Jun-11    3,361,943.38      373,549.26       389,985         318,149          277,063
  25-Jul-11    3,301,232.23      366,803.58       382,943         312,403          272,060
  25-Aug-11    3,241,584.82      360,176.09       376,024         306,759          267,144
  25-Sep-11    3,182,982.87      353,664.76       369,226         301,213          262,315
  25-Oct-11    3,125,408.42      347,267.60       362,547         295,765          257,570
  25-Nov-11    3,068,843.80      340,982.64       355,986         290,412          252,908
  25-Dec-11    3,013,271.65      334,807.96       349,539         285,153          248,328
  25-Jan-12    2,958,674.91      328,741.66       343,206         279,986          243,829
  25-Feb-12    2,905,036.79      322,781.87       336,984         274,910          239,409
  25-Mar-12    2,852,340.80      316,926.76       330,871         269,924          235,066
----------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.